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                                              Grant No.: N65236-98-1-5400
                                              MODIFICATION NO: P00003
                                              DARPA Order No.: J238
                                              Program Code:  P9310
                                              Effective Date
                                              of Modification: 15 DEC 1999

Grantor:   Space and Naval Warfare Systems Command (SPAWAR)
           Systems Center Charleston
           P.O. Box 190022
           North Charleston, SC 29419-9022

Grantee:   Genelabs Technologies, Inc.
           505 Penobscot Drive
           Redwood City, CA 94063

Grantee Identification Numbers/Codes:

           DUNS No.:  180695348
           TIN:  94-3010150
           Cage Code:  0K7W3

Total Grant Amount:  $14,076,453.00

Accounting and Appropriation Data:

ACRN:  AB 9700400 1304 252 EAE1C 0 68342 2D 000000 E0310000J238
       JO #BMUE5X0S36 DOC #N0003900WXYY024/AA
       REQ:  N65236-9347-8F10                             $5,005,913.00

Authority:  This Grant is issued pursuant to the authority of 10 U.S.C. 2358.

The purpose of this modification is to provide for an increment of funding and to revise the Program Officer under Grant N65236-98-1-5400. Effective as of the date of this modification:

1. The amount of funding available under this Grant is hereby increased by the amount shown in the accounting and appropriation data set forth above.

2.  Revise Paragraph 4 to read as follows:

"4. Project Officer: The Project Officer representing the Government under this grant is Dr. Michael Goldblatt, Defense Advanced Research Projects Agency (DARPA), 3701 North Fairfax Drive, Arlington, VA 22203-1714, telephone (703) 696-2233."

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3.  Revised paragraph 7 to read as follows:

"7. This Grant is considered to be fully funded."

ALL OTHER TERMS AND CONDITIONS OF THIS GRANT REMAIN UNCHANGED.

                                      FOR THE UNITED STATES OF
                                      AMERICA, SPACE AND NAVAL
                                      WARFARE SYSTEMS COMMAND,
                                      SYSTEMS CENTER CHARLESTON

                                      By:     /S/ GRANTS OFFICER
                                         ---------------------------------------
                                             (Grants Officer)
                                                    12/15/99
                                         ---------------------------------------
                                             (Date)